UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): April 14, 2004


                         EXCEL TECHNOLOGY, INC.
          .................................................

         (Exact name of Registrant as specified in Charter)


          Delaware                    0-19306            11-2780242
(State or other jurisdiction       (Commission         (I.R.S. Employer
      of Incorporation)            File Number)      Identification No.)


                 41 Research Way, E. Setauket, NY 11733
          ..................................................
          (Address of principal executive Offices) (zip code)


   Registrant's Telephone Number, including area code:  (631)-784-6175
                                                        ..............

                             Not applicable
      ............................................................
      (Former name or former address, if changed since last report)
















ITEM 7.    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
           AND EXHIBITS

     (c)   Exhibits

     99.1  Press Release, dated April 14, 2004.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 14, 2004 the Registrant announced results for its first quarter ended March 31, 2004. A copy of the press release is attached as an exhibit.


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EXCEL TECHNOLOGY, INC.

Date: April 14, 2004
                                           By:/s/ Antoine Dominic
                                              ......................
                                              Antoine Dominic, President
                                              and Chief Executive Officer



                                            EXHIBIT 99.1 TO FORM 8-K

FOR IMMEDIATE RELEASE                                  J. Donald Hill,
                                                       Chairman
                                                              or
                                                       Investor Relations
                                                       631-784-6175

          EXCEL REPORTS RESULTS FOR THE FIRST QUARTER OF 2004

East Setauket, NY. April 14, 2004 - Excel Technology, Inc. (NASDAQ: XLTC) today announced results for the quarter ended March 31, 2004. Revenues for the period were $36.3 million, an increase of 15.4% from the $31.4 million for the same period in 2003. After tax profits were $4.0 million, an increase of 42.0% from the $2.8 million for the first quarter of last year. Net earnings per share on a diluted basis of $0.33 for the quarter were 37.5% higher than the $0.24 for the same period in 2003.

     J. Donald Hill, Chairman, stated, "We are pleased with our first quarter results. We believe the record revenues, higher profits and better operating profit margins primarily reflect benefits of strategic initiatives begun in recent years along with modest improvements in the global economy. We continue to execute our long term growth plans."

     Antoine Dominic, Chief Executive Officer, added, "The first quarter results were quite satisfying with revenues and profits increasing by 15% and 42%, respectively. We also generated positive cash of $3.2 million during the quarter resulting in a cash balance of $29 million, as of
March 31, 2004, coupled with no debt.   While we continue to grow our
product and market opportunities, we also focus heavily on increasing our operational efficiencies which is reflected in our current quarter results."

     Dominic concluded, "Our strong and effective investments in product development and improvements/enhancements have resulted in several new product launches every quarter. The challenge and opportunity for us is to continue to build on last quarter's results and to continue to introduce several new products each quarter. Although we have many reasons to be confident about our future we continue to take a cautious operational approach considering the macro-economic conditions."

     This news release contains forward-looking statements which are based on current expectations. Actual results could differ materially from those discussed or implied in the forward-looking statements as a result of various factors including future economic, competitive, regulatory, and market conditions, future business decisions, market acceptance of the Company's products, and those factors discussed in the Company's Form 10-K for the year ended December 31, 2003. In light of the significant uncertainties inherent in such forward-looking statements, they should not be regarded as a representation that the Company's objectives and plans will be achieved, and they should not be relied upon by investors when making an investment decision. Words such as "believes," "anticipates," "expects," "intends," "may," and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.

     Excel and its wholly owned subsidiaries manufacture and market photonics-based solutions, consisting of laser systems and electro-optical components, primarily for industrial/commercial and scientific applications.


                            FINANCIAL SUMMARY
                   (in thousands, except per share data)

                                               March 31        March 31
                                                 2004            2003
                                              .........       ...........

                                             (unaudited)      (unaudited)
Net Sales                                     $  36,291        $  31,437
Pre-Tax Income                                $   5,772        $   4,384
Provision for Income Taxes                    $   1,725        $   1,535
Net Income                                    $   4,047        $   2,849
Net Income Per Common Share - Diluted             $0.33            $0.24
Weighted Average Common
Shares Outstanding - Diluted                     12,444           12,103


                 BALANCE SHEET & SELECTED FINANCIAL DATA

                                         MARCH 31, 2004 DECEMBER 31, 2003
                                         .............. .................
                                            (unaudited)
Cash and Equivalents                          $  28,933        $  25,740
Accounts Receivable                              26,706           21,917
Inventory                                        24,216           25,038
Other Current Assets                              2,384            2,314
                                              .........        .........
Total Current Assets                             82,239           75,009
Property, Plant & Equipment, net                 27,217           27,665
Goodwill                                         30,649           30,649
Other Non-Current Assets                            380              415
                                              .........        .........
Total Assets                                  $ 140,485        $ 133,738
                                              .........        .........
                                              .........        .........

Accounts Payable                              $   6,401        $   4,801
Accrued Expenses and
  Other Current Liabilities                      11,332           10,668
                                              .........        .........
Total Current Liabilities                        17,733           15,469
Deferred Tax Liability                              991              991
Minority Interest in Subsidiary                       0                6
Common Stock                                         12               12
Additional Paid in Capital                       48,343           47,514
Retained Earnings                                71,660           67,613
Accumulated Other Comprehensive Income            1,746            2,133
                                              .........        .........

Total Liabilities & Stockholders' Equity      $ 140,485        $ 133,738
                                              .........        .........
                                              .........        .........

Working Capital                               $  64,506        $  59,540
Current Ratio                                      4.64             4.85